Exhibit 4.1

DICE
Therapeutics
Number
Shares
DELAWARE
SEAL
DICE THERAPEUTICS, INC.
CORPORATE
DT
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF
DICE Therapeutics, Inc.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
This certifies that
is the record holder of
INCORPORATED UNDER THE
LAWS OF THE STATE
OF DELAWARE
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(BROOKLYN, NY) TRANSFER AGENT
AND REGISTRAR
BY:
AUTHORIZED SIGNATURE
CHIEF EXECUTIVE OFFICER
CHIEF FINANCIAL OFFICER
CUSIP XXXXXX XX X
SEE REVERSE FOR CERTAIN
DEFINITIONS AND LEGENDS

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s
Secretary at the principal office of the Corporation.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE
A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
Additional abbreviations may also be used though not in the above list.
TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of
survivorship and not as tenants
in common
COM PROP – as community property
UNIF GIFT MIN ACT –
Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act
(State)
UNIF TRF MIN ACT –
Custodian (until age
)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)
FOR VALUE RECEIVED,
hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
shares
of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact
to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises.
Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
CHANGE WHATSOEVER.
By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT
ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.
Signature(s) Guaranteed:
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
X
X